UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period:	August 1, 2015 — January 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POGAX

Putnam Growth Opportunities Fund

Semiannual report
1|31|16

A world of investing.®

Putnam Investments

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In markets around the world, 2016 began with a sharp downturn, driven mainly by fears of weak global growth. Equity and fixed-income markets are again showing some of the negative trends seen during late summer of 2015. Generally speaking, only high-quality bonds appear to be weathering the storm. Of course, as in any downturn, attractive valuation opportunities may be emerging.

While economic growth may be muted in many parts of the world, notably in China and in emerging markets, the U.S. economy appears to be among the more resilient. The unemployment rate has fallen below 5%, with some signs of moderate wage growth and solid housing market conditions. Low energy prices, while a negative for energy companies, mean more money in consumers’ pockets, helping to buoy consumption. Moreover, divergent economic policies among central banks around the globe may create potential opportunities for capturing growth.

Although no one can predict where markets will head going forward, Putnam’s experienced portfolio managers are actively seeking fundamental insights to maneuver in all types of conditions, relying on a proprietary global research framework to help guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended January 31, 2016, as well as an outlook for the coming months.

For questions on market turbulence, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam Growth Opportunities Fund

Seeking to harness the growth potential of large companies

To find opportunities among thousands of large-company stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 14 years of industry experience, Rob seeks stocks of U.S. companies that offer durable, long-term growth potential. He works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

"We probe, discuss, debate, and analyze global trends, providing fertile ground for our research process. We then scour the universe of large-cap stocks to find businesses that may profit from the themes we have identified."

Robert M. Brookby
Portfolio Manager

Thematic research guides investment decisions

Together with a team of analysts, Rob researches problems and looks for solutions and trends that may lead to investment opportunities.

	Problem/trend	Solution/theme	Investment opportunity
	Feeding a planet of 7 billion people	Improving agricultural productivity	Companies that can improve soil or crop yields
	Skyrocketing mobile Internet usage	Delivering next-generation bandwidth	Hardware, Internet, IT security, and software firms

Investment opportunities emerge from a wide array of themes

Delivering next-generation bandwidth
Enhancing cyber security
Anticipating the demands of an aging population
Innovating for a greener environment
Putnam Growth Opportunities Fund
Developing home automation
Enabling e-commerce growth
Managing health-care costs
Improving agricultural productivity

2 Growth Opportunities Fund

Growth Opportunities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Growth Opportunities Fund

Interview with
your fund’s
portfolio manager

Rob, what can you tell us about the investing environment for the six-month reporting period ended January 31, 2016?

The period began in August 2015, a markedly turbulent month for U.S. stocks after a relatively calm period in which market performance had been essentially flat. Investors were concerned about a number of issues, including still-volatile oil prices and severe declines in energy stocks, as well as worries across global financial markets about an economic slowdown in China. In addition, the strengthening U.S. dollar hurt the earnings of U.S. companies that depend on non-U.S. markets for revenue.

During the month of August, we saw some of the biggest swings in the history of the U.S. market, including a historic 1,000-point intraday plunge in the Dow Jones Industrial Average on August 24. For the first time since 2011, major U.S. stock indexes experienced a correction, defined as a decline of 10% or more from a recent high. The stock market recovered from its August lows, but remained unsettled. In addition to weakness in commodity prices and China’s economy, there was uncertainty about the timing and extent of U.S. Federal Reserve action on interest rates. The Fed’s long-anticipated initial move came in December, when it raised short-term rates by 0.25%, the first increase in almost a decade. As 2016 began, the investing environment became extremely challenging. Volatility and investor anxiety escalated

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Growth Opportunities Fund	5

dramatically, and the U.S. stock market, as measured by the S&P 500 Index, posted one of its worst-ever January losses, declining 5.07% for the month.

How did the fund perform for the period?

It was a challenging six months for the fund, which ended the period with a decline of 9.83% for class A shares at net asset value. The fund underperformed its benchmark, the Russell 1000 Growth Index, which declined 7.18%, and the average return of –9.31% for funds in its Lipper peer group, Large-Cap Growth Funds.

What are some holdings that detracted from performance relative to the benchmark?

Among the top detractors for the period was our investment in hotel and resort company Hilton Worldwide Holdings. Despite its recent decline, we believe Hilton remains a fundamentally solid company that has felt the effects of a few negative industry trends. We believe the supply/demand outlook is changing, as more lending has led to an increase in new hotel construction. The increase in supply has had a negative effect on hotel revenue, which has also been pressured by a stronger U.S. dollar and a decline in occupancy rates as foreign tourism in the U.S. market slowed. Another issue facing the hotel industry is competition from Airbnb, a company that offers a website and mobile app that enable travelers to book stays at personal residences. While the weakness in Hilton stock may persist for a while, we believe it continues to offer long-term growth potential, and it remained in the portfolio at the close of the period.

Another disappointment for the period was the portfolio’s position in Union Pacific, a U.S. railroad company that transports freight across 23 states. The company’s 2015 struggles began with declines in volume for its coal shipments. The weakness then

Allocations are shown as a percentage of the fund’s net assets as of 1/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Growth Opportunities Fund

spread to other areas, such as commodities and industrial and agricultural products. This declining demand hurt Union Pacific’s earnings, and its stock price suffered as well. Adding to this challenge was the fact that Union Pacific devoted much of the previous year working — and spending money — to catch up with growing shipment volumes.

Can you provide examples of stocks that helped performance for the period?

The stock of Alphabet, formerly known as Google, was the top contributor to fund performance for the period. Investors responded positively to the company’s reorganization, which was announced in August 2015. Under the new structure, Google, the search engine portion of the business, will be managed separately from the company’s other businesses. Investors welcomed the change in part because it provides more transparency around the company’s finances by offering a clearer picture of how each business segment is performing. In addition, investors were pleased that the company — which had amassed significant levels of cash —announced a $5 billion stock buyback. This capital discipline, combined with the company’s financial transparency, helped make Alphabet one of the top-performing U.S. stocks in 2015. Social networking company Facebook was also among the contributors to performance for the period. Its stock price surged in response to strong advertising growth and success in many of the company’s business segments, such as Instagram and its Messenger app.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Growth Opportunities Fund	7

Fund performance also benefited from our decision to maintain an underweight position versus the benchmark in the stock of Apple, which underperformed for the period. We moved away from Apple, trimming the fund’s position out of concern that the smart-phone market was becoming saturated. In addition, after the success of the iPhone 6, we weren’t anticipating any innovative product launches from Apple in the near term. While we continued to maintain an underweight position at the close of the period, we are keeping a close watch on Apple, which we believe is likely to offer more growth opportunities over the longer term.

What is your outlook for the markets and the economy?

I believe the primary issue for the U.S. stock market is growing concern about the risk of a recession in the United States. In my view, underlying U.S. business performance is mixed. Also, we live in an interconnected world, and the reverberations of slowing economic growth in China have rattled emerging-market economies. At the same time, the strengthening U.S. dollar has dampened earnings growth and demand for U.S. products. Finally, collapsing oil prices have continued to hurt energy companies as well as many other businesses that provide products or services to them.

In light of all these factors, I would describe my outlook as a bit cautious. I believe a number of positive trends can be found in the U.S. economy, including improving employment and credit extension — that is, banks are lending more — which can boost economic growth. If oil prices and the U.S. dollar value stabilize, my outlook for U.S. equity performance will improve, especially because the overall valuation of the market has become more attractive due to recent pullbacks.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Growth Opportunities Fund

Thank you, Rob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

IN THE NEWS

The world may be awash in more oil than previously thought — and low oil prices may remain with us for the near term, according to the International Energy Agency (IEA). In January, the per-barrel price of crude dropped below $30, hitting a 12-year low. As Organization of Petroleum Exporting Countries (OPEC) members Iran and Iraq boost oil production and global demand growth slows, supply may exceed consumption by an average of 1.75 million barrels a day in the first six months of 2016, compared with the IEA’s estimate in January of 1.5 million barrels per day. The excess in supply could swell even further if OPEC adds output, the Paris-based IEA noted in its February market report. In January, Iran ramped up oil production following the removal of international oil sanctions, Iraqi volumes notched a record high, and Saudi Arabia, OPEC’s largest producer, “turned up the taps,” the IEA said. For 2016, the IEA has lowered its global oil demand estimates by 100,000 barrels per day, leaving the level of growth for this year unchanged at 1.2 million barrels per day.

Growth Opportunities Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.61%	6.30%	6.28%	6.28%	5.83%	5.83%	6.05%	5.86%	6.35%	6.86%	6.88%	6.84%

10 years	101.44	89.86	89.57	89.57	86.96	86.96	91.66	84.95	96.62	107.32	108.01	106.68
Annual average	7.25	6.62	6.60	6.60	6.46	6.46	6.72	6.34	6.99	7.56	7.60	7.53

5 years	61.64	52.34	55.63	53.63	55.76	55.76	57.68	52.17	59.67	64.24	64.78	63.74
Annual average	10.08	8.78	9.25	8.97	9.27	9.27	9.54	8.76	9.81	10.43	10.51	10.36

3 years	40.14	32.08	36.98	33.98	37.00	37.00	37.98	33.16	39.12	41.48	41.89	41.19
Annual average	11.90	9.72	11.06	10.24	11.06	11.06	11.33	10.02	11.63	12.26	12.37	12.19

1 year	–3.37	–8.93	–4.11	–8.62	–4.08	–4.99	–3.86	–7.23	–3.60	–3.05	–2.98	–3.11

6 months	–9.83	–15.02	–10.18	–14.41	–10.15	–11.00	–10.08	–13.23	–9.92	–9.65	–9.66	–9.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Growth Opportunities Fund

Comparative index returns For periods ended 1/31/16

		Lipper Large-Cap Growth
	Russell 1000 Growth Index	Funds category average*

Annual average (life of fund)	7.47%	7.44%

10 years	110.45	87.58
Annual average	7.72	6.42

5 years	73.69	63.18
Annual average	11.67	10.23

3 years	44.37	39.37
Annual average	13.02	11.67

1 year	1.32	–0.62

6 months	–7.18	–9.31

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/16, there were 705, 668, 614, 543, 390, and 79 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.057		—	—	—		$0.014	$0.129	$0.156	$0.125

Capital gains

Long-term gains	0.775		$0.775	$0.775	$0.775		0.775	0.775	0.775	0.775

Short-term gains	0.475		0.475	0.475	0.475		0.475	0.475	0.475	0.475

Total	$1.307		$1.250	$1.250	$1.250		$1.264	$1.379	$1.406	$1.375

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/15	$25.11	$26.64	$21.93	$22.29	$23.04	$23.88	$24.38	$26.13	$26.17	$26.07

1/31/16	21.44	22.75	18.55	18.88	19.57	20.28	20.80	22.34	22.35	22.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Growth Opportunities Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/2/12)	(7/2/12)	(7/1/99)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.99%	6.68%	6.65%	6.65%	6.20%	6.20%	6.43%	6.24%	6.73%	7.24%	7.25%	7.22%

10 years	119.60	106.97	106.67	106.67	103.73	103.73	108.86	101.55	114.40	125.82	126.56	125.07
Annual average	8.18	7.55	7.53	7.53	7.38	7.38	7.64	7.26	7.93	8.49	8.52	8.45

5 years	78.08	67.84	71.55	69.55	71.51	71.51	73.67	67.59	75.94	80.82	81.41	80.22
Annual average	12.23	10.91	11.40	11.14	11.39	11.39	11.67	10.88	11.96	12.58	12.65	12.50

3 years	56.83	47.81	53.39	50.39	53.30	53.30	54.44	49.04	55.70	58.35	58.80	57.92
Annual average	16.18	13.91	15.33	14.57	15.31	15.31	15.59	14.23	15.90	16.56	16.67	16.45

1 year	1.06	–4.75	0.32	–4.41	0.26	–0.68	0.53	–2.99	0.82	1.38	1.45	1.29

6 months	–0.97	–6.66	–1.33	–5.97	–1.35	–2.28	–1.22	–4.68	–1.05	–0.81	–0.78	–0.87

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/15	1.09%	1.84%	1.84%	1.59%	1.34%	0.79%	0.69%	0.84%

Annualized expense ratio for the
six-month period ended 1/31/16	1.07%	1.82%	1.82%	1.57%	1.32%	0.77%	0.67%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Growth Opportunities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/15 to 1/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.11	$8.68	$8.69	$7.50	$6.31	$3.68	$3.21	$3.92

Ending value (after expenses)	$901.70	$898.20	$898.50	$899.20	$900.80	$903.50	$903.40	$903.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/16, use the following calculation method. To find the value of your investment on 8/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.43	$9.22	$9.22	$7.96	$6.70	$3.91	$3.40	$4.17

Ending value (after expenses)	$1,019.76	$1,015.99	$1,015.99	$1,017.24	$1,018.50	$1,021.27	$1,021.77	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Growth Opportunities Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC .

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Growth Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2016, Putnam employees had approximately $463,000,000 and the Trustees had approximately $124,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Growth Opportunities Fund 15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Growth Opportunities Fund

The fund’s portfolio 1/31/16 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value

Aerospace and defense (6.0%)
General Dynamics Corp.	36,800	$4,922,736

Honeywell International, Inc.	127,200	13,127,040

Northrop Grumman Corp.	72,500	13,416,850

Raytheon Co.	25,900	3,321,416

34,788,042
Airlines (0.5%)
American Airlines Group, Inc.	68,000	2,651,320

2,651,320
Auto components (0.3%)
Toyota Industries Corp. (Japan)	32,500	1,627,692

1,627,692
Automobiles (0.4%)
Yamaha Motor Co., Ltd. (Japan)	106,400	2,126,751

2,126,751
Banks (1.2%)
Bank of America Corp.	489,300	6,918,702

6,918,702
Beverages (1.8%)
Anheuser-Busch InBev SA/NV ADR (Belgium)	34,800	4,379,232

PepsiCo, Inc.	63,600	6,315,480

10,694,712
Biotechnology (6.4%)
Amgen, Inc.	39,400	6,017,562

Biogen, Inc. †	17,500	4,778,550

Celgene Corp. †	143,486	14,394,516

Gilead Sciences, Inc.	144,526	11,995,658

Neuralstem, Inc. † S	357,740	279,037

37,465,323
Building products (0.3%)
AO Smith Corp.	26,500	1,851,025

1,851,025
Capital markets (1.6%)
Charles Schwab Corp. (The)	106,800	2,726,604

KKR & Co. LP	199,600	2,720,548

Morgan Stanley	143,300	3,708,604

9,155,756
Chemicals (3.3%)
Albemarle Corp.	56,700	2,984,688

Dow Chemical Co. (The)	84,800	3,561,600

E.I. du Pont de Nemours & Co.	74,700	3,941,172

Sherwin-Williams Co. (The)	17,700	4,525,359

Symrise AG (Germany)	61,595	3,974,207

18,987,026
Commercial services and supplies (1.1%)
Tyco International PLC	187,688	6,454,590

6,454,590
Consumer finance (0.5%)
Discover Financial Services	58,100	2,660,399

2,660,399
Diversified telecommunication services (1.1%)
Inmarsat PLC (United Kingdom)	151,988	2,393,962

Level 3 Communications, Inc. †	82,900	4,046,349

		6,440,311

Growth Opportunities Fund 17

COMMON STOCKS (97.5%)* cont.	Shares	Value

Energy equipment and services (0.4%)
Baker Hughes, Inc.	48,100	$2,092,831

2,092,831
Food and staples retail (3.6%)
Costco Wholesale Corp.	44,300	6,694,616

CVS Health Corp.	84,900	8,200,491

Walgreens Boots Alliance, Inc.	74,600	5,947,112

20,842,219
Food products (0.4%)
Associated British Foods PLC (United Kingdom)	49,658	2,241,515

2,241,515
Health-care equipment and supplies (4.1%)
Boston Scientific Corp. †	179,400	3,144,882

C.R. Bard, Inc.	37,600	6,890,952

Cooper Cos., Inc. (The)	27,700	3,632,855

DexCom, Inc. †	15,300	1,090,584

Edwards Lifesciences Corp. †	65,800	5,146,218

GenMark Diagnostics, Inc. †	124,127	656,632

Intuitive Surgical, Inc. †	6,100	3,299,185

23,861,308
Hotels, restaurants, and leisure (3.6%)
Chipotle Mexican Grill, Inc. †	4,500	2,038,365

Hilton Worldwide Holdings, Inc.	485,292	8,643,051

Lindblad Expeditions Holdings, Inc. †	219,200	2,196,384

Restaurant Brands International, Inc. (Canada)	94,800	3,183,384

Yum! Brands, Inc.	68,600	4,964,582

21,025,766
Household durables (0.8%)
PulteGroup, Inc.	274,100	4,593,916

4,593,916
Industrial conglomerates (0.9%)
Danaher Corp.	62,900	5,450,285

5,450,285
Insurance (0.9%)
American International Group, Inc.	46,500	2,626,320

Prudential PLC (United Kingdom)	138,994	2,732,106

5,358,426
Internet and catalog retail (5.9%)
Amazon.com, Inc. †	43,300	25,417,100

Delivery Hero Holding GmbH (acquired 6/12/15, cost $985,856)
(Private) (Germany) † ∆∆ F	128	854,079

FabFurnish GmbH (acquired 8/2/13, cost $8) (Private) (Brazil) † ∆∆ F	6	5

Global Fashion Holding SA (acquired 8/2/13, cost $394,947)
(Private) (Brazil) † ∆∆ F	9,323	235,405

Netflix, Inc. †	30,900	2,837,856

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) (Brazil) † ∆∆ F	6	5

New Middle East Other Assets GmbH (acquired 8/2/13, cost $3)
(Private) (Brazil) † ∆∆ F	2	2

Priceline Group, Inc. (The) †	4,550	4,845,614

		34,190,066

18 Growth Opportunities Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value

Internet software and services (13.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	62,313	$4,176,840

Alphabet, Inc. Class A †	23,249	17,700,626

Alphabet, Inc. Class C †	33,629	24,984,666

Facebook, Inc. Class A †	231,300	25,954,167

GoDaddy, Inc. Class A † S	78,100	2,381,269

LinkedIn Corp. †	21,700	4,294,647

79,492,215
IT Services (4.4%)
Fidelity National Information Services, Inc.	44,600	2,663,958

Visa, Inc. Class A	309,800	23,077,002

25,740,960
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	139,500	5,252,175

5,252,175
Media (2.8%)
DISH Network Corp. Class A †	30,700	1,481,889

Liberty Global PLC Ser. A (United Kingdom) †	62,600	2,154,066

Lions Gate Entertainment Corp.	86,813	2,270,160

Live Nation Entertainment, Inc. †	253,145	5,746,392

Time Warner, Inc.	69,000	4,860,360

16,512,867
Multiline retail (1.1%)
Dollar General Corp.	85,800	6,440,148

6,440,148
Oil, gas, and consumable fuels (2.9%)
Cabot Oil & Gas Corp.	65,500	1,359,125

Diamondback Energy, Inc. †	38,700	2,923,785

EOG Resources, Inc.	51,000	3,622,020

Gulfport Energy Corp. †	71,700	2,118,735

Pioneer Natural Resources Co.	14,800	1,834,460

Scorpio Tankers, Inc.	181,468	1,106,955

Suncor Energy, Inc. (Canada)	151,193	3,580,972

Whiting Petroleum Corp. †	38,851	285,555

16,831,607
Personal products (1.0%)
Coty, Inc. Class A	92,132	2,267,369

Edgewell Personal Care Co.	44,000	3,256,440

5,523,809
Pharmaceuticals (4.6%)
Allergan PLC †	30,400	8,646,672

Bristol-Myers Squibb Co.	121,100	7,527,576

Eli Lilly & Co.	47,600	3,765,160

Jazz Pharmaceuticals PLC †	14,600	1,879,604

Perrigo Co. PLC	32,200	4,655,476

26,474,488
Real estate investment trusts (REITs) (1.2%)
American Tower Corp.	71,700	6,764,178

6,764,178
Real estate management and development (0.3%)
RE/MAX Holdings, Inc. Class A	50,125	1,745,353

		1,745,353

Growth Opportunities Fund 19

COMMON STOCKS (97.5%)* cont.	Shares	Value

Road and rail (1.9%)
Union Pacific Corp.	154,800	$11,145,600

11,145,600
Semiconductors and semiconductor equipment (3.0%)
Avago Technologies, Ltd.	25,100	3,356,121

Cavium, Inc. †	20,800	1,201,616

Intel Corp.	76,000	2,357,520

Lam Research Corp.	60,786	4,363,827

ON Semiconductor Corp. †	251,200	2,150,272

SK Hynix, Inc. (South Korea)	64,069	1,481,703

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	108,900	2,433,915

17,344,974
Software (5.0%)
Adobe Systems, Inc. †	43,000	3,832,590

Microsoft Corp.	246,000	13,552,140

salesforce.com, Inc. †	131,800	8,970,308

TiVo, Inc. †	371,204	2,962,208

29,317,246
Specialty retail (3.5%)
Advance Auto Parts, Inc.	41,200	6,264,460

Home Depot, Inc. (The)	66,900	8,413,344

TJX Cos., Inc. (The)	79,000	5,627,960

20,305,764
Technology hardware, storage, and peripherals (3.9%)
Apple, Inc.	235,430	22,916,756

22,916,756
Textiles, apparel, and luxury goods (1.8%)
NIKE, Inc. Class B	167,400	10,380,474

10,380,474
Tobacco (0.5%)
Japan Tobacco, Inc. (Japan)	69,400	2,711,624

		2,711,624

Total common stocks (cost $496,675,428)		$566,378,219

WARRANTS (0.7%)* †	Expiration	Strike
	date	price	Warrants	Value

A basket of (UBSPUTCH) common stocks
144A (China)	11/14/16	$0.00	45,219	$3,948,975

Citigroup, Inc.	1/4/19	106.10	200,830	30,125

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $—) ∆∆ F	1/3/19	3.64	82,533	—

Total warrants (cost $4,695,214)				$3,979,100

CONVERTIBLE PREFERRED STOCKS (0.5%)*			Shares	Value

Exelon Corp. $3.25 cv. pfd.			64,109	$2,760,534

Total convertible preferred stocks (cost $2,616,255)				$2,760,534

20 Growth Opportunities Fund

SHORT-TERM INVESTMENTS (2.0%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.53% [d]	Shares	6,075,000	$6,075,000

Putnam Short Term Investment Fund 0.39% L	Shares	4,931,686	4,931,686

U.S. Treasury Bills 0.17%, February 18, 2016		$170,000	169,983

U.S. Treasury Bills 0.16%, February 11, 2016		619,000	618,964

Total short-term investments (cost $11,795,644)			$11,795,633

TOTAL INVESTMENTS

Total investments (cost $515,782,541)			$584,913,486

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $580,849,234.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,089,496, or 0.2% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $29,695 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Growth Opportunities Fund 21

FORWARD CURRENCY CONTRACTS at 1/31/16 (aggregate face value $12,066,151) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	2/17/16	$1,252,407	$1,262,843	$10,436

JPMorgan Chase Bank N.A.
	Euro	Sell	3/16/16	4,706,017	4,596,407	(109,610)

	Japanese Yen	Buy	2/17/16	329,240	338,226	(8,986)

	Japanese Yen	Sell	2/17/16	329,240	336,604	7,364

State Street Bank and Trust Co.
	Euro	Sell	3/16/16	1,520,666	1,494,103	(26,563)

	Japanese Yen	Sell	2/17/16	2,227,677	2,278,142	50,465

UBS AG
	Euro	Sell	3/16/16	1,791,570	1,759,826	(31,744)

Total						$(108,638)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	53,663	$—	4/15/16	(3 month USD-	A basket	$209,815
				LIBOR-BBA plus	(JPCMPNET) of
				0.38%)	common stocks

baskets	11,628	—	7/16/16	(3 month USD-	A basket	22,163
				LIBOR-BBA plus	(JPCMPTMD) of
				0.30%)	common stocks

baskets	465	—	4/15/16	(3 month USD-	A basket	800
				LIBOR-BBA plus	(JPCMPNET) of
				0.38%)	common stocks

Total		$—				$232,778

22 Growth Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$112,359,505	$3,754,443	$1,089,496

Consumer staples	37,060,740	4,953,139	—

Energy	18,924,438	—	—

Financials	29,870,708	2,732,106	—

Health care	93,053,294	—	—

Industrials	62,340,862	—	—

Information technology	173,330,448	1,481,703	—

Materials	15,012,819	3,974,207	—

Telecommunication services	4,046,349	2,393,962	—

Total common stocks	545,999,163	19,289,560	1,089,496

Convertible preferred stocks	—	2,760,534	—

Warrants	30,125	3,948,975	—

Short-term investments	4,931,686	6,863,947	—

Totals by level	$550,960,974	$32,863,016	$1,089,496

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(108,638)	$—

Total return swap contracts	—	232,778	—

Totals by level	$—	$124,140	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 23

Statement of assets and liabilities 1/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $5,966,202 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $504,775,855)	$573,906,800
Affiliated issuers (identified cost $11,006,686) (Notes 1 and 5)	11,006,686

Cash	1,960,115

Foreign currency (cost $796,632) (Note 1)	747,661

Dividends, interest and other receivables	405,867

Receivable for shares of the fund sold	974,866

Receivable for investments sold	7,844,323

Unrealized appreciation on OTC swap contracts (Note 1)	232,778

Unrealized appreciation on forward currency contracts (Note 1)	68,265

Prepaid assets	55,749

Total assets	597,203,110

LIABILITIES

Payable for investments purchased	8,157,186

Payable for shares of the fund repurchased	994,218

Payable for compensation of Manager (Note 2)	258,761

Payable for custodian fees (Note 2)	10,042

Payable for investor servicing fees (Note 2)	190,878

Payable for Trustee compensation and expenses (Note 2)	229,013

Payable for administrative services (Note 2)	5,937

Payable for distribution fees (Note 2)	131,101

Unrealized depreciation on forward currency contracts (Note 1)	176,903

Collateral on securities loaned, at value (Note 1)	6,075,000

Other accrued expenses	124,837

Total liabilities	16,353,876

Net assets	$580,849,234

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$522,675,737

Distributions in excess of net investment income (Note 1)	(298,335)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(10,733,556)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	69,205,388

Total — Representing net assets applicable to capital shares outstanding	$580,849,234

(Continued on next page)

24 Growth Opportunities Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($402,655,437 divided by 18,780,137 shares)	$21.44

Offering price per class A share (100/94.25 of $21.44)*	$22.75

Net asset value and offering price per class B share ($17,459,135 divided by 940,962 shares)**	$18.55

Net asset value and offering price per class C share ($29,847,613 divided by 1,580,932 shares)**	$18.88

Net asset value and redemption price per class M share ($5,371,233 divided by 274,411 shares)	$19.57

Offering price per class M share (100/96.50 of $19.57)*	$20.28

Net asset value, offering price and redemption price per class R share
($4,485,176 divided by 215,654 shares)	$20.80

Net asset value, offering price and redemption price per class R5 share
($9,073,097 divided by 406,210 shares)	$22.34

Net asset value, offering price and redemption price per class R6 share
($28,103,688 divided by 1,257,407 shares)	$22.35

Net asset value, offering price and redemption price per class Y share
($83,853,855 divided by 3,764,405 shares)	$22.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 25

Statement of operations Six months ended 1/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $17,180)	$3,248,449

Interest (including interest income of $12,843 from investments in affiliated issuers) (Note 5)	13,456

Securities lending (Note 1)	87,213

Total investment income	3,349,118

EXPENSES

Compensation of Manager (Note 2)	1,718,631

Investor servicing fees (Note 2)	607,219

Custodian fees (Note 2)	12,027

Trustee compensation and expenses (Note 2)	22,447

Distribution fees (Note 2)	832,903

Administrative services (Note 2)	9,822

Other	175,025

Total expenses	3,378,074

Expense reduction (Note 2)	(17,595)

Net expenses	3,360,479

Net investment loss	(11,361)

Net realized loss on investments (Notes 1 and 3)	(8,955,534)

Net realized loss on swap contracts (Note 1)	(25,136)

Net realized gain on futures contracts (Note 1)	11,867

Net realized gain on foreign currency transactions (Note 1)	233,452

Net realized gain on written options (Notes 1 and 3)	3,983

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(466,989)

Net unrealized depreciation of investments, swap contracts and written options
during the period	(56,902,821)

Net loss on investments	(66,101,178)

Net decrease in net assets resulting from operations	$(66,112,539)

The accompanying notes are an integral part of these financial statements.

26 Growth Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/16*	Year ended 7/31/15

Operations:
Net investment loss	$(11,361)	$(64,870)

Net realized gain (loss) on investments
and foreign currency transactions	(8,731,368)	34,047,455

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(57,369,810)	31,579,440

Net increase (decrease) in net assets resulting
from operations	(66,112,539)	65,562,025

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,034,168)	(1,988,876)

Class M	—	(5,928)

Class R	(2,893)	(29,575)

Class R5	(49,916)	(9,530)

Class R6	(184,065)	(168,442)

Class Y	(445,560)	(174,145)

Net realized short-term gain on investments

Class A	(8,638,269)	(25,638,390)

Class B	(429,605)	(1,384,627)

Class C	(728,864)	(1,568,280)

Class M	(122,594)	(407,543)

Class R	(98,162)	(342,984)

Class R5	(183,800)	(70,832)

Class R6	(560,455)	(1,197,972)

Class Y	(1,693,126)	(1,422,470)

From net realized long-term gain on investments
Class A	(14,094,017)	(30,144,531)

Class B	(700,933)	(1,627,986)

Class C	(1,189,199)	(1,843,917)

Class M	(200,023)	(479,173)

Class R	(160,158)	(403,267)

Class R5	(299,883)	(83,282)

Class R6	(914,427)	(1,408,524)

Class Y	(2,762,469)	(1,672,480)

Increase from capital share transactions (Note 4)	21,484,987	191,191,773

Total increase (decrease) in net assets	(79,120,138)	184,681,044

NET ASSETS

Beginning of period	659,969,372	475,288,328

End of period (including distributions in excess of net
investment income of $298,335 and undistributed net
investment income of $1,429,628, respectively)	$580,849,234	$659,969,372

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
January 31, 2016**	$25.11	— [d]	(2.36)	(2.36)	(.06)	(1.25)	(1.31)	—	—	$21.44	(9.83)*	$402,655	.54*	—* [i]	28*
July 31, 2015	25.68	— [d]	3.15	3.15	(.13)	(3.59)	(3.72)	—	—	25.11	12.82	469,652	1.09	.02	68
July 31, 2014	21.94	.08	4.64	4.72	(.05)	(1.00)	(1.05)	—	.07 [e]	25.68	22.27	390,651	1.10	.33	83
July 31, 2013	17.57	.05	4.38	4.43	(.06)	—	(.06)	.07 [d]	—	21.94	25.30	330,392	1.13	.28	89
July 31, 2012	17.18	.05	.34	.39	—	—	—	.07 [d]	—	17.57	2.27	282,145	1.17	.32	56
July 31, 2011	13.82	(.01)	3.35 [f]	3.34	—	—	—	.07 [d]	.02 [g]	17.18	24.31 [f]	295,289	1.22	(.05)	68

Class B
January 31, 2016**	$21.93	(.08)	(2.05)	(2.13)	—	(1.25)	(1.25)	—	—	$18.55	(10.18)*	$17,459	.92*	(.37)*	28*
July 31, 2015	22.90	(.16)	2.78	2.62	—	(3.59)	(3.59)	—	—	21.93	11.97	20,482	1.84	(.73)	68
July 31, 2014	19.77	(.09)	4.16	4.07	—	(1.00)	(1.00)	—	.06 [e]	22.90	21.33	20,030	1.85	(.41)	83
July 31, 2013	15.89	(.08)	3.96	3.88	—	—	—	.07 [d]	—	19.77	24.42	19,926	1.88	(.46)	89
July 31, 2012	15.66	(.06)	.29	.23	—	—	—	.07 [d]	—	15.89	1.47	18,678	1.92	(.43)	56
July 31, 2011	12.69	(.12)	3.07 [f]	2.95	—	—	—	.07 [d]	.02 [g]	15.66	23.40 [f]	24,683	1.97	(.80)	68

Class C
January 31, 2016**	$22.29	(.08)	(2.08)	(2.16)	—	(1.25)	(1.25)	—	—	$18.88	(10.15)*	$29,848	.92*	(.38)*	28*
July 31, 2015	23.22	(.17)	2.83	2.66	—	(3.59)	(3.59)	—	—	22.29	11.97	31,265	1.84	(.74)	68
July 31, 2014	20.03	(.09)	4.22	4.13	—	(1.00)	(1.00)	—	.06 [e]	23.22	21.35	19,493	1.85	(.42)	83
July 31, 2013	16.10	(.08)	4.01	3.93	—	—	—	.07 [d]	—	20.03	24.41	15,402	1.88	(.47)	89
July 31, 2012	15.87	(.07)	.30	.23	—	—	—	.07 [d]	—	16.10	1.45	13,099	1.92	(.43)	56
July 31, 2011	12.86	(.12)	3.11 f	2.99	—	—	—	.07 [d]	.02 [g]	15.87	23.41 f	13,781	1.97	(.80)	68

Class M
January 31, 2016**	$23.04	(.05)	(2.17)	(2.22)	—	(1.25)	(1.25)	—	—	$19.57	(10.08)*	$5,371	.79*	(.25)*	28*
July 31, 2015	23.86	(.11)	2.90	2.79	(.02)	(3.59)	(3.61)	—	—	23.04	12.25	5,991	1.59	(.48)	68
July 31, 2014	20.50	(.04)	4.33	4.29	—	(1.00)	(1.00)	—	.07 [e]	23.86	21.71	5,554	1.60	(.17)	83
July 31, 2013	16.44	(.04)	4.10	4.06	—	—	—	.07 [d]	—	20.50	24.70	5,041	1.63	(.21)	89
July 31, 2012	16.17	(.03)	.30	.27	—	—	—	.07 [d]	—	16.44	1.67	4,588	1.67	(.18)	56
July 31, 2011	13.07	(.09)	3.17 [f]	3.08	—	—	—	.07 [d]	.02 [g]	16.17	23.72 [f]	5,271	1.72	(.55)	68

Class R
January 31, 2016**	$24.38	(.03)	(2.29)	(2.32)	(.01)	(1.25)	(1.26)	—	—	$20.80	(9.92)*	$4,485	.67*	(.13)*	28*
July 31, 2015	25.08	(.06)	3.07	3.01	(.12)	(3.59)	(3.71)	—	—	24.38	12.55	4,174	1.34	(.23)	68
July 31, 2014	21.48	.01	4.54	4.55	(.02)	(1.00)	(1.02)	—	.07 [e]	25.08	21.96	4,362	1.35	.05	83
July 31, 2013	17.19	— [d]	4.30	4.30	(.01)	—	(.01)	.07 [d]	—	21.48	25.01	2,270	1.38	.01	89
July 31, 2012	16.86	.01	.32	.33	—	—	—	.07 [d]	—	17.19	1.96	1,632	1.42	.06	56
July 31, 2011	13.59	(.05)	3.30 f	3.25	—	—	—	.07 [d]	.02 [g]	16.86	24.06 [f]	630	1.47	(.31)	68

Class R5
January 31, 2016**	$26.13	.04	(2.45)	(2.41)	(.13)	(1.25)	(1.38)	—	—	$22.34	(9.65)*	$9,073	.39*	.16*	28*
July 31, 2015	26.60	.08	3.26	3.34	(.22)	(3.59)	(3.81)	—	—	26.13	13.15	10,542.79		.32	68
July 31, 2014	22.67	(.02)	4.98	4.96	(.10)	(1.00)	(1.10)	—	.07 [e]	26.60	22.62	1,166.78		(.08)	83
July 31, 2013	18.12	.13	4.53	4.66	(.11)	—	(.11)	—	—	22.67	25.82	13.75		.65	89
July 31, 2012†	17.89	— [d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.06*	(.01)*	56

Class R6
January 31, 2016**	$26.17	.05	(2.46)	(2.41)	(.16)	(1.25)	(1.41)	—	—	$22.35	(9.66)*	$28,104	.34*	.20*	28*
July 31, 2015	26.62	.11	3.26	3.37	(.23)	(3.59)	(3.82)	—	—	26.17	13.26	25,983.69		.40	68
July 31, 2014	22.67	.16	4.83	4.99	(.11)	(1.00)	(1.11)	—	.07 [e]	26.62	22.79	17,005.68		.62	83
July 31, 2013	18.12	.11 [h]	4.57	4.68	(.13)	—	(.13)	.07 [d]	—	22.67	25.94	6,821.65		.47 [h]	89
July 31, 2012†	17.89	— [d]	.23	.23	—	—	—	—	—	18.12	1.29*	10	.05*	—* [i]	56

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Growth Opportunities Fund	Growth Opportunities Fund 29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class Y
January 31, 2016**	$26.07	.03	(2.44)	(2.41)	(.13)	(1.25)	(1.38)	—	—	$22.28	(9.69)*	$83,854	.41*	.13*	28*
July 31, 2015	26.54	.07	3.25	3.32	(.20)	(3.59)	(3.79)	—	—	26.07	13.09	91,881.84		.25	68
July 31, 2014	22.62	.14	4.79	4.93	(.08)	(1.00)	(1.08)	—	.07 [e]	26.54	22.57	17,028.85		.56	83
July 31, 2013	18.12	.11	4.51	4.62	(.12)	—	(.12)	— [d]	—	22.62	25.60	13,166.88		.57	89
July 31, 2012	17.68	.10	.34	.44	—	—	—	— [d]	—	18.12	2.49	16,582.92		.57	56
July 31, 2011	14.18	.03	3.45 [f]	3.48	—	—	—	— [d]	.02 [g]	17.68	24.68 f	12,395.97		.19	68

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following amounts per share outstanding on November 27, 2013:

Per share

Class A	$0.07

Class B	0.06

Class C	0.06

Class M	0.07

Class R	0.07

Class R5	0.07

Class R6	0.07

Class Y	0.07

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on January 19, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

i Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.
30 Growth Opportunities Fund		Growth Opportunities Fund 31

Notes to financial statements 1/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through January 31, 2016.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class  R5, class  R6 and class  Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

32 Growth Opportunities Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

Growth Opportunities Fund 33

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

34 Growth Opportunities Fund

unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $31,744 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,075,000 and the value of securities loaned amounted to $5,966,202.

Growth Opportunities Fund 35

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $517,037,105, resulting in gross unrealized appreciation and depreciation of $111,948,479 and $44,072,098, respectively, or net unrealized appreciation of $67,876,381.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

36 Growth Opportunities Fund

most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.277% of the fund’s average net assets before a decrease of $1,128 (less than 0.001% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate

Growth Opportunities Fund 37

of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$442,841	Class R5	7,303

Class B	19,225	Class R6	6,756

Class C	31,574	Class Y	89,266

Class M	5,736	Total	$607,219

Class R	4,518

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $573 under the expense offset arrangements and by $17,022 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $436, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$548,734	Class M	21,318

Class B	95,306	Class R	11,183

Class C	156,362	Total	$832,903

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,823 and $450 from the sale of class A and class M shares, respectively, and received $13,584 and $2,346 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11,025 and no monies on class A and class M redemptions, respectively.

38 Growth Opportunities Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$166,959,311	$173,801,556

U.S. government securities (Long-term)	—	—

Total	$166,959,311	$173,801,556

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$398,347	$3,983

Options opened	—	—
Options exercised	—	—
Options expired	(398,347)	(3,983)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,390,866	$33,022,665	3,582,700	$89,322,712

Shares issued in connection with
reinvestment of distributions	971,166	22,667,001	2,282,086	55,158,011

	2,362,032	55,689,666	5,864,786	144,480,723

Shares repurchased	(2,287,215)	(52,360,498)	(2,371,406)	(59,140,478)

Net increase	74,817	$3,329,168	3,493,380	$85,340,245

	Six months ended 1/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	66,016	$1,336,525	162,371	$3,549,593

Shares issued in connection with
reinvestment of distributions	52,935	1,070,341	135,493	2,875,158

	118,951	2,406,866	297,864	6,424,751

Shares repurchased	(111,902)	(2,276,883)	(238,623)	(5,250,043)

Net increase	7,049	$129,983	59,241	$1,174,708

Growth Opportunities Fund 39

	Six months ended 1/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	351,291	$7,359,456	561,884	$12,564,554

Shares issued in connection with
reinvestment of distributions	77,583	1,595,887	141,645	3,055,285

	428,874	8,955,343	703,529	15,619,839

Shares repurchased	(250,399)	(4,950,218)	(140,423)	(3,137,150)

Net increase	178,475	$4,005,125	563,106	$12,482,689

	Six months ended 1/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	8,734	$188,781	34,495	$804,076

Shares issued in connection with
reinvestment of distributions	14,889	317,427	40,084	891,859

	23,623	506,208	74,579	1,695,935

Shares repurchased	(9,258)	(200,352)	(47,342)	(1,105,130)

Net increase	14,365	$305,856	27,237	$590,805

	Six months ended 1/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	78,429	$1,767,267	110,926	$2,768,691

Shares issued in connection with
reinvestment of distributions	10,643	241,056	32,803	771,195

	89,072	2,008,323	143,729	3,539,886

Shares repurchased	(44,641)	(1,015,850)	(146,408)	(3,509,645)

Net increase (decrease)	44,431	$992,473	(2,679)	$30,241

	Six months ended 1/31/16		Year ended 7/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	18,689	$450,340	416,733	$10,382,484

Shares issued in connection with
reinvestment of distributions	21,959	533,599	6,517	163,644

	40,648	983,939	423,250	10,546,128

Shares repurchased	(37,811)	(896,005)	(63,697)	(1,617,476)

Net increase	2,837	$87,934	359,553	$8,928,652

	Six months ended 1/31/16		Year ended 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	337,652	$8,385,738	472,420	$12,300,714

Shares issued in connection with
reinvestment of distributions	68,241	1,658,947	110,423	2,774,938

	405,893	10,044,685	582,843	15,075,652

Shares repurchased	(141,502)	(3,396,113)	(228,687)	(5,909,502)

Net increase	264,391	$6,648,572	354,156	$9,166,150

40 Growth Opportunities Fund

	Six months ended 1/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	657,424	$15,854,585	3,291,435	$83,996,116

Shares issued in connection with
reinvestment of distributions	139,679	3,385,828	91,413	2,290,822

	797,103	19,240,413	3,382,848	86,286,938

Shares repurchased	(557,007)	(13,254,537)	(500,116)	(12,808,655)

Net increase	240,096	$5,985,876	2,882,732	$73,478,283

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	715	0.18%	$15,973

Class R6	717	0.06	16,025

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$15,807,318	$73,801,469	$84,677,101	$12,843	$4,931,686

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$57,000

Written equity option contracts (contract amount) (Note 3)	$57,000

Futures contracts (number of contracts)	— *

Forward currency contracts (contract amount)	$18,300,000

OTC total return swap contracts (notional)	$6,300,000

Warrants (number of warrants)	300,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Growth Opportunities Fund 41

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$68,265	Payables	$176,903

	Investments,
Equity contracts	Receivables	4,211,878	Payables	—

Total		$4,280,143		$176,903

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$229,372	$—	$229,372

Equity contracts	(31,868)	11,867	—	(25,136)	$(45,137)

Total	$(31,868)	$11,867	$229,372	$(25,136)	$184,235

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(426,561)	$—	$(426,561)

Equity contracts	(668,158)	31,839	—	308,865	$(327,454)

Total	$(668,158)	$31,839	$(426,561)	$308,865	$(754,015)

42 Growth Opportunities Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$232,778	$—	$—	$232,778

Forward currency contracts#	10,436	7,364	50,465	—	68,265

Total Assets	$10,436	$240,142	$50,465	$—	$301,043

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—

Forward currency contracts#	—	118,596	26,563	31,744	176,903

Total Liabilities	$—	$118,596	$26,563	$31,744	$176,903

Total Financial and Derivative Net Assets	$10,436	$121,546	$23,902	$(31,744)	$124,140

Total Collateral received (pledged)†##	$—	$—	$—	$—

Net amount	$10,436	$121,546	$23,902	$(31,744)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Growth Opportunities Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Growth Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA061
299001 3/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 25, 2016